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JUNE 30, 2007

RYDEX VARIABLE TRUST

CLS ADVISORONE FUNDS SEMI-ANNUAL REPORT

AMERIGO FUND

CLERMONT FUND

BEROLINA FUND

This report and the financial statements contained herein are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

Distributed by Rydex Distributors, Inc.

TABLE OF CONTENTS

LETTER TO OUR SHAREHOLDERS

. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

2

ABOUT SHAREHOLDERS’ FUND EXPENSES

. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

4

FUND PROFILES

. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

6

SCHEDULES OF INVESTMENTS

. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

8

STATEMENTS OF ASSETS AND LIABILITIES

. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

12

STATEMENTS OF OPERATIONS

. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

13

STATEMENTS OF CHANGES IN NET ASSETS

. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

14

FINANCIAL HIGHLIGHTS

. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

16

NOTES TO FINANCIAL STATEMENTS

. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

17

OTHER INFORMATION

. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

25

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS

. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

26

THE RYDEX VARIABLE TRUST SEMI-ANNUAL REPORT

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1

LETTER TO OUR SHAREHOLDERS

DEAR SHAREHOLDER:

The U.S. economy showed unmistakable signs of slowing as GDP growth decelerated throughout the first half of 2007, hitting sub-1% pace by the end of the first quarter. Higher gas prices and the recession in the housing and auto sectors put the brakes on economic growth.

Despite the economic slowdown and the accompanying slowdown in corporate earnings, stocks rallied with major market averages gaining between 6% and 8%. Two major factors came into play, helping stock prices during the first half of the year. First, although corporate earnings are slowing, they are slowing less than anticipated. The major factor boosting stock prices, however, was the continuing explosion in global liquidity.

Put simply, with many emerging economies growing at breathtaking rates, the global economy is generating wealth at an unprecedented rate. Wealth created from exports, trade, energy production and distribution is being augmented by massive foreign exchange reserves, money supply growth and corporate earnings. Private equity investment, leveraged buyouts and merger and acquisition activity are all at or near record levels as the global liquidity wave continues to find its way into stock prices. As a result, just as earnings have started to slow, stock price multiples have started to expand. Until now, the nearly three and a half year rally in stock prices has been entirely earnings driven, with price/earnings multiples actually contracting as earnings growth outstripped stock price gains.

Sector level performance indicated that investor flows continue to go to those parts of the market that are highly leveraged to the global growth theme. Energy, Materials, Industrials and Technology—all sectors that benefit from rapid global growth—were the strongest performers for the first half of the year. The laggards—

Financials and Consumer Discretionary stocks—highlighted that investors were concerned about the threat from rising interest rates as well as pressures on consumer spending from higher gas prices.

Interest rates did, in fact, rise in the first half as inflation worries increased on the back of rising commodity prices and labor costs. Also pushing long-term rates higher was an increase in global interest rates as central banks in both developed and developing economies raised rates in a bid to forestall inflationary pressures.

Long-term rates moved up, short-term rates moved down and the yield curve resumed its positive slope.

International equity markets performed well, reflecting many of the trends outlined above. Emerging market stocks continued to power ahead, generating double-digit returns in the process. While we remain constructive on the outlook for economic growth in the emerging markets, we are concerned about the outlook for emerging market stocks. In a nutshell, many exchanges in the developing markets are taking on bubble charac-

teristics with stock market speculation running rampant.

That brings us to the other defining characteristic of the first half of the year—the heightened awareness of risk. This was most evident in the global pull-back in stock prices in late February and early May. That shock,

which had its origins in overseas markets, has now been augmented by the widespread use of sub prime mortgage debt in the hedge fund community.

We think it is a relatively safe bet that the U.S. economy will accelerate from Q1’s sub-1% pace. Moreover, the massive wealth being generated by the global economy is not going away, and there is no reason to doubt that some of that liquidity will continue to find its way into U.S. stock markets. Putting it all together, the general pressure on stock prices is to the upside, and current valuation multiples provide some limited room for that to take place. Even so, perceptions of risk have increased, so we would not be surprised to see pullbacks along the way—perhaps unsettling ones.

We appreciate the trust you have placed in our firm’s quality and integrity by investing with us.

Sincerely,

David Reilly, CFA

Director, Portfolio Strategies

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THE RYDEX VARIABLE TRUST SEMI-ANNUAL REPORT

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3

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited)

All mutual funds have operating expenses and it is important for our shareholders to understand the impact of costs on their investments. Shareholders of a Fund incur two types of costs: (i) transaction costs,

including sales charges (loads) on purchase payments, reinvested dividends, or other distributions;

redemption fees; and exchange fees; and (ii) ongoing costs, including management fees, administrative services, and shareholder reports, among others. These ongoing costs, or operating expenses, are deducted from a fund’s gross income and reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets, which is known as the expense ratio. The following examples are intended to help investors understand the ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 made at the beginning of the period and held for the entire six-month period beginning December 31, 2006 and ending June 30, 2007.

The following tables illustrate a Fund’s costs in two ways:

Table 1. Based on actual Fund return. This section helps investors estimate the actual expenses paid over the period. The “Ending Account Value” shown is derived from the Fund’s actual return, and the fourth column shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. Investors may use the information here, together with the amount invested, to estimate the expenses paid over the period. Simply divide the Fund’s account value by $1,000 (for example, an

$8,600 account value divided by $1,000 = 8.6), then multiply the result by the number provided under the heading “Expenses Paid During Period.”

Table 2. Based on hypothetical 5% return. This section is intended to help investors compare a Fund’s cost with those of other mutual funds. The table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses paid during the period. The example is useful in making comparisons because the U.S. Securities and

Exchange Commission (the “SEC”) requires all mutual funds to calculate expenses based on the 5%

return. Investors can assess a Fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

The calculations above assume no shares were bought or sold during the period. Actual costs may have been higher or lower, depending on the amount of investment and the timing of any purchases or redemptions.

Note that the expenses shown in the table are meant to highlight and help compare ongoing costs only and do not reflect any transactional costs which may be incurred by a Fund.

More information about a Fund’s expenses, including annual expense ratios for the past five years, can be found in the Financial Highlights section of this report. For additional information on operating expenses and other shareholder costs, please refer to the appropriate Fund prospectus.

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THE RYDEX VARIABLE TRUST SEMI-ANNUAL REPORT

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited) (concluded)

Beginning

Ending

Expenses

Expense

Account Value

Account Value

Paid During

Ratio†

December 31, 2006

June 30, 2007

Period*

Table 1. Based on actual Fund return

Amerigo Fund

1.65%

$1,000.00

$1,094.10

$8.57

Clermont Fund

1.67%

1,000.00

1,049.50

8.49

Berolina Fund

1.65%

1,000.00

1,091.20

8.56

Table 2. Based on hypothetical 5% return

Amerigo Fund

1.65%

1,000.00

1,016.51

8.28

Clermont Fund

1.67%

1,000.00

1,016.41

8.38

Berolina Fund

1.65%

1,000.00

1,016.51

8.28

of days in the most recent fiscal half-year, then divided by 365. Expenses shown do not include fees charged by insurance companies.

*  Expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by the number

† Annualized

THE RYDEX VARIABLE TRUST SEMI-ANNUAL REPORT

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5

FUND PROFILES (Unaudited)

AMERIGO FUND

OBJECTIVE: Seeks long-term growth of capital without regard to current income.

Inception: July 1, 2003

Industry Diversification (Market Exposure as % of Net Assets)

Ten Largest Holdings (% of Total Net Assets)

iShares Russell 1000 Growth

8.7%

100%

Mutual Funds

Index Fund

11.1%

iShares MSCI EAFE Index Fund

iShares MSCI Emerging

80%

Markets Index Fund

8.4%

Vanguard Mid-Cap ETF

7.4%

60%

iShares Russell Midcap

Exchange Traded

Growth Index Fund

6.0%

Funds

Powershares QQQ

5.0%

40%

iShares S&P Latin America 40

Index Fund

4.5%

20%

Industrial Select Sector SPDR Fund

4.5%

iShares Russell Midcap Index Fund

4.2%

Stock

Common

SPDR Trust, Series 1

4.1%

0%

Top Ten Total

63.9%

Amerigo Fund

“Industry Diversification (Market Exposure as % of Net Assets)” excludes

"Ten Largest Holdings" exclude any temporary

cash or derivative investments.

any temporary cash investments.

CLERMONT FUND

OBJECTIVE: Seeks a combination of current income and growth of capital.

Inception: July 1, 2003

Industry Diversification (Market Exposure as % of Net Assets)

Ten Largest Holdings (% of Total Net Assets)

iShares Lehman Aggregate Bond Fund

12.6%

100%

8.4%

Mutual Funds

iShares MSCI EAFE Index Fund

8.9%

Vanguard Mid-Cap ETF

80%

SPDR Trust, Series 1

7.9%

iShares Russell 1000 Value Index Fund

6.6%

iShares Lehman 20+ Year Treasury

60%

Bond Fund

5.2%

Funds

Exchange Traded

Vanguard Total Bond Market ETF

4.8%

40%

iShares Russell 1000 Growth

Index Fund

4.6%

First American Prime Obligations Fund

3.7%

20%

iShares Lehman 7-10 Year

Treasury Bond Fund

3.7%

Common

Top Ten Total

66.4%

0%

Stock

Clermont Fund

"Ten Largest Holdings" exclude any temporary

“Industry Diversification (Market Exposure as % of Net Assets)” excludes cash or derivative investments.

any temporary cash investments.

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THE RYDEX VARIABLE TRUST SEMI-ANNUAL REPORT

FUND PROFILES (Unaudited) (concluded)

BEROLINA FUND

OBJECTIVE: Seeks to provide growth of capital and total return.

Inception: November 10, 2006

Industry Diversification (Market Exposure as % of Net Assets)

Ten Largest Holdings (% of Total Net Assets)

iShares S&P Latin America 40

Index Fund

7.2%

iShares MSCI Emerging

100%

Markets Index Fund

4.5%

Mutual Funds

Consumer Staples Select Sector

SPDR Fund

3.9%

iShares MSCI EAFE Index Fund

3.7%

80%

Powershares QQQ

3.4%

60%

iShares MSCI Pacific ex-Japan

Funds

Exchange Traded

Index Fund

3.3%

40%

DIAMONDS Trust, Series I

3.0%

iShares Russell Midcap Index Fund

3.0%

iShares Lehman Aggregate Bond Fund

3.0%

20%

iShares FTSE/Xinhua China 25

Common

Index Fund

2.8%

Stock

Top Ten Total

37.8%

0%

Berolina Fund

"Ten Largest Holdings" exclude any temporary

“Industry Diversification (Market Exposure as % of Net Assets)” excludes cash or derivative investments.

any temporary cash investments.

THE RYDEX VARIABLE TRUST SEMI-ANNUAL REPORT

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7

SCHEDULE OF INVESTMENTS (Unaudited)

June 30, 2007

AMERIGO FUND

VALUE

VALUE

MARKET

MARKET

SHARES

(NOTE 1)

SHARES

(NOTE 1)

COMMON STOCKS 0.9%

Consumer Staples Select Sector

SPDR Fund†

75,000

$

2,028,750

Berkshire Hathaway, Inc. —

Vanguard Emerging Markets

Class A*

27

$

2,955,825

ETF†

22,000

2,008,380

Total Common Stocks

iShares S&P Global Healthcare

(Cost $2,426,781)

2,955,825

Sector Index Fund†

27,000

1,599,750

iShares MSCI Netherlands

EXCHANGE TRADED FUNDS 97.4%

iShares Russell 1000 Growth

Index Fund†

51,000

1,547,850

iShares MSCI Germany

Index Fund

583,000

34,519,430

Index Fund†

45,000

1,489,500

iShares MSCI EAFE Index Fund

335,000

27,057,950

streetTracks Gold Trust*†

22,000

1,413,940

iShares MSCI Emerging Markets

iShares Silver Trust*†

Index Fund†

198,000

26,066,700

11,000

1,358,500

SPDR Russell/Nomura

Vanguard Mid-Cap ETF

284,000

22,876,200

iShares Russell Midcap Growth

Small Cap Japan ETF

24,500

1,246,070

Index Fund†

164,000

18,692,720

iShares FTSE/Xinhua China 25

Powershares QQQ†

328,000

15,602,960

Index Fund†

9,000

1,159,650

SPDR MSCI ACWI ex-US ETF*†

25,000

1,023,500

iShares S&P Latin America 40

Index Fund†

66,000

14,071,200

SPDR S&P International

Small Cap ETF*†

9,000

329,670

Industrial Select Sector

iShares Dow Jones U.S.

SPDR Fund†

355,000

13,859,200

Healthcare Sector Index Fund†

iShares Russell Midcap

4,000

278,280

Vanguard Health Care ETF

1,000

60,690

Index Fund†

120,000

13,071,600

Total Exchange Traded Funds

SPDR Trust, Series 1†

85,000

12,786,550

(Cost $249,046,393)

Vanguard Value ETF†

175,000

12,580,750

302,547,810

iShares Russell 2000

MUTUAL FUNDS 1.7%

Index Fund†

131,000

10,850,730

First American Prime

iShares Russell 1000 Value

Obligations Fund

5,132,986

5,132,986

Index Fund†

107,000

9,281,180

Materials Select Sector

Total Mutual Funds

SPDR Fund†

179,000

7,236,970

(Cost $5,132,986)

5,132,986

Vanguard Total Stock

FACE

Market ETF†

45,000

6,722,100

AMOUNT

iShares MSCI Pacific ex-Japan

SECURITIES LENDING COLLATERAL 42.1%

Index Fund†

45,000

6,606,900

Investment in Securities Lending Short Term

Energy Select Sector

Investment Portfolio Held by

SPDR Fund†

87,000

6,002,130

iShares MSCI Singapore

U.S. Bank (Note 7)

$130,693,942

130,693,942

Total Securities Lending Collateral

Index Fund†

341,000

4,651,240

Vanguard Pacific ETF

61,000

4,302,330

(Cost $130,693,942)

130,693,942

iShares MSCI Brazil Index Fund†

66,000

4,053,720

Total Investments 142.1%

iShares MSCI Spain Index†

51,000

2,965,140

(Cost $387,300,102)

$  441,330,563

iShares MSCI Taiwan

Liabilities in Excess of

Index Fund, Inc.†

179,000

2,864,000

Other Assets – (42.1)%

$ (130,804,506)

SPDR Russell/Nomura PRIME

Net Assets – 100.0%

$  310,526,057

Japan ETF†

49,000

2,788,100

iShares MSCI Mexico

Index Fund†

44,000

2,710,400

Utilities Select Sector

SPDR Fund†

66,000

2,612,280

iShares MSCI South Korea

Index Fund†

36,000

2,170,800

† All or a portion of this security is on loan at June 30, 2007 — See Note 7.

* Non-Income Producing Security.

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THE RYDEX VARIABLE TRUST SEMI-ANNUAL REPORT

See Notes to Financial Statements.

SCHEDULE OF INVESTMENTS (Unaudited)

June 30, 2007

CLERMONT FUND

VALUE

VALUE

MARKET

MARKET

SHARES

(NOTE 1)

SHARES

(NOTE 1)

COMMON STOCKS 1.2%

Industrial Select Sector

SPDR Fund

8,000

$

312,320

Berkshire Hathaway, Inc. —

iShares Dow Jones US

Class A*

6

$

656,850

Pharmaceuticals Index Fund†

5,000

280,000

Total Common Stocks

Eaton Vance Floating-Rate

(Cost $513,711)

656,850

Income Trust

14,000

267,260

BlackRock Floating Rate Income

EXCHANGE TRADED FUNDS 95.1%

Strategies Fund, Inc.

14,000

264,880

iShares Lehman Aggregate

BlackRock Floating Rate Income

Bond Fund†

71,000

6,983,560

Strategies Fund II, Inc.

14,000

259,000

iShares MSCI EAFE Index Fund

61,000

4,926,970

Nuveen Floating Rate Income

Vanguard Mid-Cap ETF†

58,000

4,671,900

SPDR Trust, Series 1†

Opportunity Fund

14,000

199,920

29,000

4,362,470

Nuveen Floating Rate

iShares Russell 1000 Value

Income Fund†

14,000

199,780

Index Fund†

42,000

3,643,080

BlackRock Corporate High Yield

iShares Lehman 20+ Year Treasury

Fund V, Inc.

14,000

189,420

Bond Fund†

34,000

2,895,780

BlackRock Corporate High Yield

Vanguard Total Bond Market

Fund VI, Inc.

14,000

188,580

ETF†

36,000

2,674,080

iShares Russell 1000 Growth

Vanguard Short-Term Bond ETF

2,000

149,940

Index Fund

43,000

2,546,030

Vanguard Intermediate-Term

iShares Lehman 7-10 Year Treasury

Bond ETF

2,000

147,720

Bond Fund†

25,000

2,027,250

Eaton Vance Senior Income Trust†

14,000

119,980

iShares Morningstar Mid Core

BlackRock Corporate High Yield

Index Fund†

Fund, Inc.

14,000

115,640

18,000

1,631,160

BlackRock Corporate High Yield

Vanguard Long-Term Bond ETF

20,000

1,463,000

Vanguard Consumer Staples

Fund III, Inc.

14,000

114,520

ETF

21,000

1,412,880

Dreyfus High Yield

Strategies Fund

iShares Morningstar Large Core

14,000

58,100

Index Fund†

17,000

1,349,290

Total Exchange Traded Funds

(Cost $44,448,740)

52,658,540

Vanguard Health Care ETF

21,000

1,274,490

Powershares QQQ†

25,000

1,189,250

MUTUAL FUNDS 3.7%

Vanguard Emerging Markets

First American Prime

ETF†

13,000

1,186,770

Obligations Fund

2,049,122

2,049,122

Van Kampen Senior Income Trust†

122,000

1,068,720

Total Mutual Funds

iShares S&P Latin America 40

Index Fund

4,000

852,800

(Cost $2,049,122)

2,049,122

iShares Russell 2000 Index Fund†

8,000

662,640

FACE

Vanguard Small-Cap ETF†

8,000

596,720

AMOUNT

iShares MSCI Pacific ex-Japan

SECURITIES LENDING COLLATERAL 42.4%

Index Fund†

4,000

587,280

Investment in Securities Lending Short Term

iShares MSCI Emerging Markets

Investment Portfolio Held by

Index Fund†

4,000

526,600

U.S. Bank (Note 7)

$23,485,474

23,485,474

Vanguard Pacific ETF†

7,000

493,710

Utilities Select Sector

Total Securities Lending Collateral

SPDR Fund†

11,000

(Cost $23,485,474)

23,485,474

Total Investments 142.4%

435,380

SPDR S&P International

Small Cap ETF*†

9,000

329,670

(Cost $70,497,047)

$

78,849,986

Liabilities in Excess of

Other Assets – (42.4)%

$  (23,491,585)

Net Assets – 100.0%

$

55,358,401

† All or a portion of this security is on loan at June 30, 2007 — See Note 7.

* Non-Income Producing Security.

See Notes to Financial Statements.

THE

RYDEX

VARIABLE TRUST SEMI-ANNUAL REPORT

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9

SCHEDULE OF INVESTMENTS (Unaudited)

June 30, 2007

BEROLINA FUND

VALUE

VALUE

MARKET

MARKET

SHARES

(NOTE 1)

SHARES

(NOTE 1)

COMMON STOCKS 11.7%

Illinois Tool Works, Inc.†

2,200

$

119,218

Champion Enterprises, Inc.*†

12,100

118,943

GrafTech International Ltd.*

17,400

$

293,016

Intel Corp.

5,000

118,800

AK Steel Holding Corp.*

7,500

280,275

Alkermes, Inc.*†

8,100

118,260

FedEx Corp.

2,000

221,940

Flextronics International Ltd.*†

10,900

117,720

United Parcel Service, Inc. — Class B

3,000

219,000

Trinity Industries, Inc.

2,700

117,558

IPSCO, Inc.

1,300

206,544

Nucor Corp.

2,000

117,300

Elan Corp. PLC — SP ADR*

9,000

197,370

Motorola, Inc.

6,600

116,820

Alcan, Inc.

2,300

186,990

InfoSpace, Inc.†

5,000

116,050

United States Steel Corp.†

1,700

184,875

Palm Harbor Homes, Inc.*†

8,200

116,030

POSCO — SP ADR

1,500

180,000

Nortel Networks Corp.*

4,800

115,440

Reliance Steel & Aluminum Co.

3,100

174,406

Walgreen Co.

2,600

113,204

Nvidia Corp.*

4,000

165,240

Comverse Technology, Inc.*

5,400

112,590

Texas Instruments, Inc.

4,000

150,520

Pentair, Inc.†

2,900

111,853

Alcoa, Inc.

3,700

149,961

Nordson Corp.†

2,200

110,352

Eaton Corp.

1,600

148,800

CNET Networks, Inc.*

13,300

108,927

Biovail Corp†

5,800

147,436

Sanmina-SCI Corp.*

33,200

103,916

Kaydon Corp.†

2,800

145,936

Nektar Therapeutics*†

8,300

78,767

Worthington Industries, Inc.

6,700

145,055

Total Common Stocks

Solectron Corp.*

38,800

142,784

(Cost $8,554,911)

9,329,178

Actuant Corp. — Class A

2,200

138,732

SanDisk Corp.*

2,800

137,032

EXCHANGE TRADED FUNDS 88.0%

Rite Aid Corp.*†

21,200

135,256

iShares S&P Latin America 40

Werner Enterprises, Inc.†

6,700

135,005

Index Fund†

27,000

5,756,400

J.B. Hunt Transport Services, Inc.

4,600

134,872

iShares MSCI Emerging Markets

Telefonaktiebolaget LM Ericsson —

Index Fund†

27,000

3,554,550

SP ADR†

3,300

131,637

Consumer Staples Select Sector

Fleetwood Enterprises, Inc.*†

14,500

131,225

SPDR Fund†

115,000

3,110,750

Mueller Industries, Inc.

3,800

130,872

iShares MSCI EAFE Index Fund

36,000

2,907,720

Cavalier Homes, Inc.*

26,700

130,563

Powershares QQQ†

57,000

2,711,490

Qualcomm, Inc.

3,000

130,170

iShares MSCI Pacific ex-Japan

Coldwater Creek, Inc.*†

5,600

130,088

Index Fund†

18,000

2,642,760

Ciena Corp.*†

3,600

130,068

DIAMONDS Trust, Series I

18,000

2,415,600

American States Water Co.

3,600

128,052

iShares Russell Midcap Index Fund†

22,000

2,396,460

Travelzoo, Inc.*

4,800

127,632

iShares Lehman Aggregate

CVS Corp.

3,500

127,575

Bond Fund†

24,000

2,360,640

California Water Service Group

3,400

127,466

iShares FTSE/Xinhua China 25

Target Corp.

2,000

127,200

Index Fund†

17,000

2,190,450

Nokia OYJ — SP ADR

4,500

126,495

iShares Russell 1000 Growth

Longs Drug Stores Corp.†

2,400

126,048

Index Fund†

34,000

2,013,140

Alcatel-Lucent SA — SP ADR†

9,000

126,000

iShares Russell 2000 Index Fund†

24,000

1,987,920

Google, Inc. — Class A*

240

125,611

Vanguard Total Bond Market ETF†

24,000

1,782,720

Con-way, Inc.

2,500

125,600

Vanguard Mid-Cap ETF†

22,000

1,772,100

Wal-Mart Stores, Inc.

2,600

125,086

Vanguard Pacific ETF

24,000

1,692,720

Corning, Inc.*

4,800

122,640

Vanguard Growth ETF†

24,000

1,496,400

Advanced Micro Devices, Inc.*†

8,500

121,550

iShares MSCI Mexico Index Fund†

24,000

1,478,400

Micron Technology, Inc.*†

9,700

121,541

iShares S&P Global Healthcare Sector

Aqua America, Inc.†

5,400

121,446

Index Fund†

24,000

1,422,000

ADC Telecommunications, Inc.*

6,600

120,978

iShares Russell 1000 Value

JDS Uniphase Corp.*†

9,000

120,870

Index Fund†

16,000

1,387,840

Sycamore Networks, Inc.*

30,000

120,600

Vanguard Large-Cap ETF†

20,000

1,338,600

Yahoo!, Inc.*

4,400

119,372

SPDR S&P Biotech ETF†

26,000

1,337,960

10

|

THE RYDEX VARIABLE TRUST SEMI-ANNUAL REPORT

See Notes to Financial Statements.

SCHEDULE OF INVESTMENTS (Unaudited) (concluded)

June 30, 2007

BEROLINA FUND

VALUE

MARKET

MARKET

SHARES

(NOTE 1)

SHARES

(NOTE 1)

VALUE

Materials Select Sector SPDR Fund†

32,000

$

1,293,760

BlackRock Corporate High Yield

KBW Insurance ETF†

20,000

1,188,600

Fund III, Inc.

31,000

253,580

Vanguard Emerging Markets

SPDR S&P Emerging Asia Pacific

ETF†

12,000

1,095,480

ETF*

3,000

$

219,630

iShares MSCI Spain Index†

18,000

1,046,520

SPDR S&P BRIC 40 ETF*

6,000

144,720

iShares Dow Jones US Oil Equipment

Dreyfus High Yield Strategies Fund

31,000

128,650

& Services Index Fund†

17,000

976,480

Technology Select Sector

Total Exchange Traded Funds

(Cost $66,076,451)

70,117,460

SPDR Fund†

34,000

870,400

Health Care Select Sector

MUTUAL FUNDS 0.4%

SPDR Fund†

24,000

847,440

First American Prime Obligations

SPDR S&P Oil & Gas Equipment

Fund

282,065

282,065

& Services ETF†

23,000

846,170

Total Mutual Funds

Energy Select Sector SPDR Fund†

12,000

827,880

(Cost $282,065)

282,065

Industrial Select Sector SPDR Fund†

21,000

819,840

SPDR MSCI ACWI ex-US ETF*

20,000

818,800

FACE

Vanguard Health Care ETF

13,000

788,970

AMOUNT

streetTracks Gold Trust*†

12,000

771,240

SECURITIES LENDING COLLATERAL 42.8%

iShares Dow Jones US Aerospace

Investment in Securities Lending Short Term

& Defense Index Fund†

12,000

753,960

Investment Portfolio Held by

iShares Silver Trust*†

6,000

741,000

Vanguard FTSE All-World ex-US

U.S. Bank (Note 7)

$34,101,338

34,101,338

Total Securities Lending Collateral

Index ETF*†

12,000

684,000

(Cost $34,101,338)

34,101,338

Eaton Vance Floating-Rate Income

Total Investments 142.9%

Trust†

31,000

591,790

(Cost $109,014,765)

$ 113,830,041

BlackRock Floating Rate Income

Strategies Fund, Inc.†

31,000

586,520

Liabilities in Excess of

BlackRock Floating Rate Income

Other Assets – (42.9)%

$  (34,186,784)

Strategies Fund II, Inc.

31,000

573,500

Net Assets – 100.0%

$

79,643,257

iShares MSCI Brazil Index Fund†

9,000

552,780

Vanguard Materials ETF

5,500

466,290

Nuveen Floating Rate Income

Opportunity Fund†

31,000

442,680

Nuveen Floating Rate Income Fund

31,000

442,370

SPDR S&P International Small

Cap ETF*†

12,000

439,560

Vanguard Long-Term Bond ETF

6,000

438,900

BlackRock Corporate High Yield

Fund V, Inc.

31,000

419,430

BlackRock Corporate High Yield

Fund VI, Inc.

31,000

417,570

SPDR S&P China ETF*

6,000

403,800

iShares Dow Jones US

Pharmaceuticals Index Fund†

6,000

336,000

iShares MSCI United Kingdom

Index Fund

12,000

306,600

iPath Dow Jones-AIG Commodity

Index Total Return ETN*

6,000

304,200

Eaton Vance Senior Income Trust†

31,000

265,670

BlackRock Corporate High Yield

Fund, Inc.

31,000

256,060

† All or a portion of this security is on loan at June 30, 2007 - See Note 7.

* Non-Income Producing Security.

ADR—American Depository Receipt.

See Notes to Financial Statements.

THE RYDEX VARIABLE TRUST SEMI-ANNUAL REPORT

|

11

STATEMENTS OF ASSETS AND LIABILITIES (Unaudited)

June 30, 2007

Amerigo

Clermont

Berolina

Fund

Fund

Fund

ASSETS

Investment Securities* (Notes 1, 2 and 7)

$441,330,563

$78,849,986

$113,830,041

Cash

91,845

7,503

13,294

Receivable for Fund Shares Sold

116,650

63,601

—

Investment Income Receivable (Note 1)

295,932

65,284

45,964

Total Assets

441,834,990

78,986,374

113,889,299

LIABILITIES

Payable upon Return of Securities Loaned (Note 7)

130,693,942

23,485,474

34,101,338

Payable for Fund Shares Redeemed

597

135

16,095

Investment Advisory Fees Payable (Note 3)

237,131

42,115

59,899

Transfer Agent and Administrative Fees Payable (Note 3)

65,870

11,699

16,639

Distribution and Service Fees Payable (Note 3)

65,870

11,699

16,639

Portfolio Accounting Fees Payable (Note 3)

25,069

4,679

6,655

Custody Fees Payable

8,166

1,404

1,997

Other Liabilities

212,288

70,768

26,780

Total Liabilities

131,308,933

23,627,973

34,246,042

NET ASSETS

$310,526,057

$55,358,401

$

79,643,257

NET ASSETS CONSIST OF

Paid-In Capital

$248,786,068

$39,645,243

$

74,508,303

Undistributed Net Investment Income (Loss)

411,993

1,008,027

(62,883)

Accumulated Net Realized Gain on Investments

7,297,535

6,352,192

382,561

Net Unrealized Appreciation on Investments

54,030,461

8,352,939

4,815,276

NET ASSETS

$310,526,057

$55,358,401

$

79,643,257

SHARES OUTSTANDING

7,922,113

1,764,111

2,856,228

NET ASSET VALUES

$39.20

$31.38

$27.88

* The cost of investments is $387,300,102, $70,497,047, and $109,014,765, respectively.

12

|

THE RYDEX VARIABLE TRUST SEMI-ANNUAL REPORT

See Notes to Financial Statements.

STATEMENTS OF OPERATIONS (Unaudited)

Period Ended June 30, 2007

Amerigo

Fund

Clermont

Berolina

Fund

Fund

INVESTMENT INCOME

Income from Securities Lending, net (Note 7)

$

284,557

$

61,954

$

3,941

Dividends, Net of Foreign Tax Withheld* (Note 1)

1,179,255

819,476

379,314

Total Income

1,463,812

881,430

383,255

EXPENSES

Investment Advisory Fees (Note 3)

1,297,198

323,273

242,930

Transfer Agent and Administrative Fees (Note 3)

360,333

89,798

67,481

Audit and Outside Services

84,190

40,147

1,433

Portfolio Accounting Fees (Note 3)

139,093

35,919

26,992

Trustees’ Fees**

12,680

4,578

1,248

Service Fees (Note 3)

360,333

89,798

67,481

Custody Fees

38,760

13,425

7,272

Miscellaneous

86,815

1,080

31,301

Total Expenses

2,379,402

598,018

446,138

Net Investment Income (Loss)

(915,590)

283,412

(62,883)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS (NOTE 1)

Net Realized Gain on:

Investment Securities

6,028,815

5,675,917

382,659

Total Net Realized Gain

6,028,815

5,675,917

382,659

Net Change in Unrealized Appreciation (Depreciation) on:

Investment Securities

20,891,197

(2,076,443)

4,787,195

Net Change in Unrealized Appreciation (Depreciation)

20,891,197

(2,076,443)

4,787,195

Net Gain on Investments

26,920,012

3,599,474

5,169,854

Net Increase in Net Assets from Operations

$26,004,422

$3,882,886

$5,106,971

* Foreign tax withheld of $0, $0, and $622, repectively.

** Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

See Notes to Financial Statements.

THE RYDEX VARIABLE TRUST SEMI-ANNUAL REPORT

|

13

STATEMENTS OF CHANGES IN NET ASSETS

Amerigo Fund

Period

Year

June 30,

December 31,

Ended

Ended

2007†

2006

FROM OPERATIONS

Net Investment Income (Loss)

$

(915,590)

$

1,327,025

Net Realized Gain (Loss) on Investments

6,028,815

18,537,047

Net Change in Unrealized Appreciation (Depreciation) on Investments

20,891,197

8,752,483

Net Increase in Net Assets from Operations

26,004,422

28,616,555

Distributions to Shareholders from: (Note 1)

Net Investment Income

—

(246,208)

Realized Gain on Investments

—

(22,917,409)

Total Distributions to Shareholders

—

(23,163,617)

SHARE TRANSACTIONS

Proceeds from Shares Purchased

50,922,487

81,902,262

Value of Shares Purchased through Dividend Reinvestment

—

23,163,617

Cost of Shares Redeemed

(45,810,859)

(27,601,568)

Net Increase (Decrease) in Net Assets From Share Transactions

5,111,628

77,464,311

Net Increase (Decrease) in Net Assets

31,116,050

82,917,249

NET ASSETS—BEGINNING OF PERIOD

279,410,007

196,492,758

NET ASSETS—END OF PERIOD

$310,526,057

$279,410,007

Undistributed Net Investment Income (Loss)—End of Period

$

411,993

$

1,327,583

† Unaudited.

* Since the commencement of operations: November 10, 2006.

14

|

THE RYDEX VARIABLE TRUST SEMI-ANNUAL REPORT

See Notes to Financial Statements.

Clermont Fund

Berolina Fund

Ended

Ended

Ended

Ended

Period

Year

Period

Year

2007†

2006

2007†

2006*

June 30,

December 31,

June 30,

December 31,

$

283,412

$

1,737,368

$

(62,883)

$

144,792

5,675,917

3,172,515

382,659

(98)

(2,076,443)

4,410,733

4,787,195

28,081

3,882,886

9,320,616

5,106,971

172,775

—

(2,136,199)

—

(146,400)

—

(4,371,169)

—

—

—

(6,507,368)

—

(146,400)

14,784,223

26,167,078

61,324,892

20,302,822

—

6,507,368

—

146,400

(63,117,572)

(44,346,226)

(6,777,680)

(486,523)

(48,333,349)

(11,671,780)

54,547,212

19,962,699

(44,450,463)

(8,858,532)

59,654,183

19,989,074

99,808,864

108,667,396

19,989,074

—

$

55,358,401

$

99,808,864

$79,643,257

$19,989,074

$

1,008,027

$

724,615

$

(62,883)

$

—

See Notes to Financial Statements.

THE RYDEX VARIABLE TRUST SEMI-ANNUAL REPORT

|

15

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period, and to assist shareholders in evaluating a Fund’s performance for the periods presented.

RATIOS TO

NET ASSETS:

AVERAGE

NET ASSET

Net

and

Net Increase

Distributions

Net Realized

VALUE,

Investment

Unrealized

in Net Asset

from Net

from Net

Increase in

VALUE,

Total

Investment

Portfolio

End of

Distributions

Net

NET ASSET

Net

Net Assets,

Period Ended

OF PERIOD

(Loss)†

on Investments

from Operations

Income

Gains

Distributions

Value

PERIOD

Return†††

Expenses

(Loss)

Rate

omitted)

BEGINNING

Income

Gains

Value Resulting

Investment

Realized

Total

Net Asset

END OF

Investment

Total

Income

Turnover

Period (000’s

June 30, 2007Δ

$35.83

$ (.12)

$ 3.49

$ 3.37

$

—

$

—

$

—

$ 3.37

$39.20

9.41%

1.65%**

(0.64)%**

51%

$ 310,526

Amerigo Fund

December 31, 2005

32.18

.05

2.94

2.99

(.04)

(.35)

(.39)

2.60

34.78

9.35%

1.64%

0.15%

82%

196,493

December 31, 2006

34.78

.21

4.06

4.27

(.03)

(3.19)

(3.22)

1.05

35.83

12.30%

1.64%

0.57%

299%

279,410

December 31, 2004

December 31, 2003*

25.00

.07

3.92

3.99

—

—

—

3.99

28.99

15.96%

1.71%**

0.53%**

63%

45,839

28.99

.08

3.13

3.21

(.02)

—

(.02)

3.19

32.18

11.09%

1.63%

0.27%

149%

127,059

June 30, 2007Δ

29.90

.12

1.36

1.48

—

—

—

1.48

31.38

4.95%

1.67%**

0.79%**

76%

55,358

Clermont Fund

December 31, 2005

December 31, 2006

29.41

.46

1.98

28.57

.33

.78

1.11

(.17)

(.10)

(.27)

.84

29.41

3.92%

1.64%

1.15%

129%

108,667

2.44

(.64)

(1.31)

(1.95)

.49

29.90

8.34%

1.63%

1.51%

197%

99,809

December 31, 2004

27.05

.32

December 31, 2003*

25.00

.29

1.76

2.05

—

—

—

2.05

27.05

8.20%

1.71%**

2.29%**

113%

22,277

1.27

1.59

(.07)

—

(.07)

1.52

28.57

5.89%

1.63%

1.17%

124%

91,092

June 30, 2007Δ

25.55

(.03)

2.36

2.33

—

—

—

2.33

27.88

9.12%

1.65%**

(0.23)%**

111%

79,643

Berolina Fund

December 31, 2006*

25.00

.40

0.34

0.74

(.19)

—

(.19)

0.55

25.55

2.96%

1.63%**

10.65%**††

13%

19,989

* Since the commencement of operations: July 1, 2003 — Amerigo Fund and Clermont Fund; November 10, 2006 — Berolina Fund.

† Calculated using the average daily shares outstanding for the year.

** Annualized

††† Total investment return does not reflect the impact of any additional fees charged by insurance companies and has not been annualized.

†† Income ratios for the year ended December 31, 2006 were calculated for an abbreviated time frame and are not indicative of future class performance.

Δ Unaudited

NOTES TO FINANCIAL STATEMENTS (Unaudited)

1.

Organization and Significant Accounting Policies

which the futures contract value is derived are monitored

Organization

until 4:00 p.m., Eastern Time, to determine if fair valuation

The Rydex Variable Trust (the “Trust”), a Delaware business

would provide a more accurate valuation. Short-term

approximates market value.

trust, is registered with the SEC under the Investment

securities, if any, are valued at amortized cost, which

Company Act of 1940 (the “1940 Act”) as a non-diversified,

open-ended investment company and is authorized to issue

The value of domestic equity index and credit default swap

an unlimited number of no par value shares. The Trust offers agreements entered into by a Fund is accounted for using

shares of its Funds to insurance companies for their variable the unrealized gain or loss on the agreements that is

annuity and variable life insurance contracts.

determined by marking the agreements to the last quoted

the NYSE, usually 4:00 p.m., Eastern Time. The swap’s

At June 30, 2007, the Trust consisted of fifty-five operating value of the index that the swap pertains to at the close of

Funds: twenty-three Benchmark Funds, one Money Market

financing charges and/or interest associated with the swap

Fund, eight Alternative Strategy Funds, seventeen Sector

market value is then adjusted to include dividends accrued,

Funds, three Essential Portfolio Funds and three CLS

AdvisorOne Funds. This report covers the CLS AdvisorOne

agreements.

Funds (the “Funds”), while the Benchmark Funds, the

Investments, including structured notes, for which market

Money Market Fund, the Alternative Strategy Funds, the

quotations are not readily available are valued at fair value

Sector Funds, and Essential Portfolio Funds are contained in as determined in good faith by Rydex Investments under

separate reports.

direction of the Board of Trustees using methods

Rydex Investments provides advisory, transfer agent and

established or ratified by the Board of Trustees. These

administrative services, and accounting services to the Trust.

methods include, but are not limited to: (i) general

Rydex Distributors, Inc. (the “Distributor”) acts as principal information as to how these securities and assets trade; (ii)

and other derivative investments, information as to how (a)

underwriter for the Trust. Both, Rydex Investments and

in connection with futures contracts and options thereupon,

Rydex Distributors, Inc., are affiliated entites. Clarke Lanzen the futures or other derivative markets, respectively, and (b)

Skalla Investment Firm, LLC serves as investment sub-

these contracts and other derivative investments trade in

advisor to the Funds and is responsible for the day-to-day

derivative investments trade in the cash market; and (iii)

management of each Fund’s portfolio.

the securities underlying these contracts and other

Significant Accounting Policies

other information and considerations, including current

The following significant accounting policies are in

values in related markets.

conformity with U.S. generally accepted accounting

B. Securities transactions are recorded on the trade date for principles and are consistently followed by the Trust.

financial reporting purposes. Realized gains and losses from

A. Traditional open-end investment companies (“Mutual

securities transactions are recorded using the identified cost

Funds”) are valued at their Net Asset Value as of the close

basis. Proceeds from lawsuits related to investment holdings of business, usually 4:00 p.m., Eastern Time, on the

are recorded as realized gains in the respective Fund.

valuation date. Exchange Traded Funds (“ETFs”) and

Dividend income is recorded on the ex-dividend date, net

closed-end investment companies (“closed-end funds”) are

of applicable taxes withheld by foreign countries. Interest

valued at the last quoted sales price.

income, including amortization of premiums and accretion

Equity securities listed on an exchange (New York Stock

of discount, is accrued on a daily basis.

Exchange (‘’NYSE”) or American Stock Exchange) are

C. Distributions of net investment income and net realized

valued at the last quoted sales price as of the close of

capital gains are recorded on the ex-dividend date and are

business on the NYSE, usually 4:00 p.m., Eastern Time, on

determined in accordance with income tax regulations,

the valuation date. Equity securities listed on the NASDAQ

which may differ from U.S. generally accepted accounting

market system are valued at the NASDAQ Official Closing

principles. These differences are primarily due to differing

Price, usually as of 4:00 p.m., Eastern Time, on the valuation treatments for items such as deferral of wash sales and

date. Over-the-Counter options held by the Trust are valued

post-October losses and regulated futures contracts and

using the average bid price obtained from one or more

options. Net investment income and loss, net realized gains

security dealers. The value of futures contracts purchased

and losses, and net assets are not affected by these

and sold by the Trust are accounted for using the unrealized differences.

gain or loss on the contracts that is determined by marking

D. When a Fund engages in a short sale, an amount equal

the contracts to their current realized settlement prices.

Financial futures contracts are valued at the last quoted

to the proceeds is reflected as an asset and an equivalent

sales price, usually as of 4:00 p.m., Eastern Time, on the

liability. The amount of the liability is subsequently

valuation date. In the event that the exchange for a specific marked-to-market to reflect the market value of the short

futures contract closes earlier than 4:00 p.m., Eastern Time,

sale. The Fund maintains a segregated account of cash

and/or securities as collateral for short sales. The Fund is the futures contract is valued at the Official Settlement Price exposed to market risk based on the amount, if any, that

of the exchange. However, the underlying securities from

the market value of the security exceeds the market value

THE RYDEX VARIABLE TRUST SEMI-ANNUAL REPORT

|

17

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

of the securities in the segregated account. Fees, if any,

securities. Domestic equity index swap agreements are

paid to brokers to borrow securities in connection with

marked-to-market daily based upon quotations from

short sales are considered part of the cost of short sale

market makers and the change, if any, is recorded as

transactions. In addition, the Fund must pay out the

unrealized gain or loss. Payments received or made as a

dividend rate of the equity or coupon rate of the treasury

result of a domestic equity index swap agreement or

obligation to the lender and records this as an expense.

termination of the agreement are recognized as realized

E. Upon the purchase of an option by a Fund, the premium

gains or losses.

paid is recorded as an investment, the value of which is

The Trust may enter into credit default swap agreements

marked-to-market daily. When a purchased option expires,

where one party, the protection buyer, makes an upfront or

that Fund will realize a loss in the amount of the cost of the periodic payment to a counterparty, the protection seller, in option. When a Fund enters into a closing sale transaction,

exchange for the right to receive a contingent payment.

that Fund will realize a gain or loss depending on whether

The maximum amount of the payment may equal the

the proceeds from the closing sale transaction are greater

notional amount, at par, of the underlying index or security or less than the cost of the option. When a Fund exercises a as a result of a related credit event. Upfront payments

put option, that Fund will realize a gain or loss from the sale received or made by a Fund, are amortized over the

of the underlying security and the proceeds from such sale

expected life of the agreement. Periodic payments received

will be decreased by the premium originally paid. When a

or paid by a Fund are recorded as realized gains or losses.

Fund exercises a call option, the cost of the security

The credit default contracts are marked-to-market daily

purchased by that Fund upon exercise will be increased by

based upon quotations from market makers and the

the premium originally paid. When a Fund writes (sells) an

change, if any, is recorded as unrealized gain or loss.

option, an amount equal to the premium received is

Payments received or made as a result of a credit event or

entered in that Fund’s accounting records as an asset and

termination of the contract are recognized, net of a

equivalent liability. The amount of the liability is

proportional amount of the upfront payment, as realized

subsequently marked-to-market to reflect the current value

gains or losses.

of the option written. When a written option expires, or if a

H. The Trust may invest in structured notes, which are

Fund enters into a closing purchase transaction, that Fund

realizes a gain (or loss if the cost of a closing purchase

over-the-counter contracts linked to the performance of an

underlying benchmark such as interest rates, equity

transaction exceeds the premium received when the option

was sold).

markets, equity indices, commodities indices, corporate

credits or foreign exchange markets. A structured note is a

F. The Trust may enter into stock and bond index futures

type of bond in which an issuer borrows money from

contracts and options on such futures contracts. Futures

investors and pays back the principal, adjusted for

contracts are contracts for delayed delivery of securities at a performance of the underlying benchmark, at a specified

specified future delivery date and at a specific price. Upon maturity date. In addition, the contract may require

entering into a contract, a Fund deposits and maintains as

periodic interest payments. Structured notes are used to

collateral such initial margin as required by the exchange on obtain exposure to a market without owning or taking

which the transaction is effected. Pursuant to the contract,

physical custody of securities or commodities. Fluctuations

the Fund agrees to receive from or pay to the broker an

in value of the structured notes are recorded as unrealized

amount of cash equal to the daily fluctuation in value of the gains and losses in the accompanying financial statements.

contract. Such receipts or payments are known as variation

Net payments are recorded as net realized gains/losses.

margin and are recorded by the Fund as unrealized gains or

losses. When the contract is closed, the Fund records a

I. The Trust may enter into forward currency contracts

realized gain or loss equal to the difference between the

primarily to hedge against foreign currency exchange rate

risks on its non-U.S. dollar denominated investment

value of the contract at the time it was opened and the

value at the time it was closed.

securities. When entering into a forward currency contract, a

Fund agrees to receive or deliver a fixed quantity of foreign

G. The Trust may enter into domestic equity index swap

currency for an agreed-upon price on an agreed future date.

agreements, which are over-the-counter contracts in which

These contracts are valued daily and the corresponding

one party agrees to make periodic payments based on the

unrealized gain or loss on the contracts, as measured by the change in market value of a specified equity security,

difference between the forward foreign exchange rates at

basket of equity securities, equity index, or domestic

the dates of entry into the contracts and the forward rates at currency index, in return for periodic payments based on a

the reporting date, is included in the Statement of Assets

fixed or variable interest rate or the change in market

and Liabilities. Realized and unrealized gains and losses are value of a different equity security, basket of equity

included in the Statement of Operations.

securities, equity index, or domestic currency index. Swap

J. The Funds may also purchase American Depository

agreements are used to obtain exposure to an equity or

Receipts, U.S. Government securities, and enter into

market without owning or taking physical custody of

repurchase agreements.

18

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THE RYDEX VARIABLE TRUST SEMI-ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

K. The Funds may leave cash overnight in their cash account

There are several risks associated with the use of structured with the custodian, U.S. Bank. Periodically, a Fund may have notes. Structured securities are leveraged, thereby

cash due to the custodian bank as an overdraft balance. A

providing an exposure to the underlying benchmark of

fee is incurred on this overdraft, calculated by multiplying three times the face amount and increasing the volatility of the overdraft by a rate based on the federal funds rate.

each note relative to the change in the underlying linked

Segregated cash with the broker is held as collateral for

financial instrument. A highly liquid secondary market may

investments in derivative instruments such as futures

not exist for the structured notes a Fund invests in, which

contracts and index swap agreements.

may make it difficult for that Fund to sell the structured

L. Certain U.S. Government and Agency Obligations are

notes it holds at an acceptable price or to accurately value traded on a discount basis; the interest rates shown on the

them. In addition, structured notes are subject to the risk

Schedules of Investments reflect the discount rates paid at

that the counterparty to the instrument, or issuer, might not the time of purchase by the Funds. Other securities bear

pay interest when due or repay principal at maturity of the

interest at the rates shown, payable at fixed dates through

obligation. Although the Trust will not invest in any

maturity.

structured notes unless Rydex Investments believes that the

issuer is creditworthy, a Fund does bear the risk of loss of

M. The preparation of financial statements in conformity

the amount expected to be received in the event of the

with U.S. generally accepted accounting principles requires

default or bankruptcy of the issuer.

management to make estimates and assumptions that affect

the reported amount of assets and liabilities and disclosure

There are several risks associated with the use of swap

of contingent assets and liabilities at the date of the

agreements that are different from those associated with

financial statements and the reported amounts of revenues

ordinary portfolio securities transactions. Swap agreements

and expenses during the reporting period. Actual results

may be considered to be illiquid. Although the Trust will not believes that the other party to the transaction is creditworthy,

could differ from these estimates.

enter into any swap agreement unless Rydex Investments

2.

Financial Instruments

the Funds bear the risk of loss of the amount expected to be

As part of its investment strategy, the Trust may utilize a

received under a swap agreement in the event of the default

variety of derivative instruments, including options, futures,

or bankruptcy of the agreement counterparty.

options on futures, structured notes, swap agreements and

There are several risks associated with credit default swaps.

short sales. These investments involve, to varying degrees,

Credit default swaps involve the exchange of a fixed-rate

elements of market risk and risks in excess of the amounts

premium for protection against the loss in value of an

recognized in the Statements of Assets and Liabilities.

underlying debt instrument in the event of a defined credit

Throughout the normal course of business, the Funds enter

event (such as payment default or bankruptcy). Under the

into contracts that contain a variety of representations and terms of the swap, one party acts as a “guarantor,”

warranties which provide general indemnifications. The

receiving a periodic payment that is a fixed percentage

Funds’ maximum exposure under these arrangements is

applied to a notional principal amount. In return, the party unknown, as this would involve future claims that may be

agrees to purchase the notional amount of the underlying

made against the Funds and/or their affiliates that have not instrument, at par, if a credit event occurs during the term yet occurred. However, based on experience, the Funds

of the swap. A Fund may enter into credit default swaps in

expect the risk of loss to be remote.

which that Fund or its counterparty acts as guarantor. By

acting as the guarantor of a swap, that Fund assumes the

The risk associated with purchasing options is limited to the market and credit risk of the underlying instrument,

premium originally paid. The risk in writing a covered call

including liquidity and loss of value.

option is that a Fund may forego the opportunity for profit

if the market price of the underlying security increases and

Short sales are transactions in which a Fund sells a security it the option is exercised. The risk in writing a covered put

does not own. If the security sold short goes down in price

option is that a Fund may incur a loss if the market price of between the time the Fund sells the security and closes its

the underlying security decreases and the option is

short position, that Fund will realize a gain on the

exercised. In addition, there is the risk that a Fund may not transaction. Conversely, if the security goes up in price

be able to enter into a closing transaction because of an

during the period, that Fund will realize a loss on the

illiquid secondary market or, for over-the-counter options,

transaction. The risk of such price increases is the principal because of the counterparty’s inability to perform.

risk of engaging in short sales. Short dividends or interest expense is a cost associated with the investment objective

There are several risks in connection with the use of futures contracts. Risks may be caused by an imperfect correlation

of short sales transactions, rather than an operational cost between movements in the price of the instruments and the

associated with the day-to-day management of any mutual

price of the underlying securities. In addition, there is the fund.

risk that a Fund may not be able to enter into a closing

transaction because of an illiquid secondary market.

THE RYDEX VARIABLE TRUST SEMI-ANNUAL REPORT

|

19

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

In conjunction with the use of options, futures, options on

Rydex Investments pays the Sub-Advisor out of the advisory

futures, swap agreements, as well as short sales of

fees it receives. In addition, Rydex Investments bears all of securities, the Funds are required to maintain collateral in its own costs associated with providing these services and

various forms. The Funds use, where appropriate,

the expenses of the Trustees that are affiliated with Rydex

depending on the financial instrument utilized and the

Investments. Rydex Investments may make payments from

broker involved, margin deposits at the broker, cash and/or

its own resources to broker-dealers and other financial

securities segregated at the custodian bank, discount notes,

institutions in connection with the sale of Fund shares.

or the repurchase agreements allocated to each Fund.

Rydex Investments provides transfer agent and administrative

The risks inherent in the use of options, futures contracts,

services to the Trust for fees calculated at an annual

options on futures contracts, structured notes, swap

percentage rate of 0.25% of the average daily net assets of

agreements, as well as short sales of securities, include i)

the Amerigo Fund, the Clermont Fund and the Berolina

adverse changes in the value of such instruments; ii)

Fund.

imperfect correlation between the price of the instruments

and movements in the price of the underlying securities,

Rydex Investments also provides accounting services to the

Trust calculated at an annualized rate of 0.10% on the first indices, or futures contracts; iii) the possible absence of a

$250 million of the average daily net assets, 0.075% on the

liquid secondary market for any particular instrument at any time; and iv) the potential of counterparty default. The Trust next $250 million of the average daily net assets, 0.05% on

has established strict counterparty credit guidelines and

the next $250 million of the average daily net assets, and

enters into transactions only with financial institutions of

0.03% on the average daily net assets over $750 million of

each Fund.

Rydex Investments engages external service providers to

investment grade or better.

Each Fund operates primarily as a “fund of funds.” In other

words, each Fund pursues its investment goal by investing

perform other necessary services for the Trust, such as

primarily in ETFs, mutual funds, and closed-end funds. In

auditing services, legal services, printing and mailing, etc.,

on a pass-through basis. Such expenses vary from Fund to

this report, the ETFs, mutual funds, and closed-end funds in which the Funds invest are referred to as “underlying

Fund and are allocated to the Funds based on relative net

assets.

funds.” In addition to investing in underlying funds, each

Fund may invest a portion of its assets directly in individual

The Trust has adopted a Distribution Services Plan for which securities or in derivatives, such as options and futures.

the Distributor and other firms that provide shareholder

services (“Service Providers”) may receive compensation.

The Funds invest in underlying funds that invest primarily in common stock or securities convertible into or exchangeable

The Trust will pay fees to the Distributor at an annual rate not to exceed 0.25% of average daily net assets. The

for common stock, such as convertible preferred stock,

Distributor in turn, will compensate Service Providers for

convertible debentures, warrants, options, and bonds.

Because the Funds invest primarily in underlying funds, the

providing such services, while retaining a portion of such

payments to compensate itself for shareholder services it

value of your investment will fluctuate in response to the

performs.

performance of the underlying funds. In addition, investing

through the Funds in a portfolio of underlying funds involves

In addition, at an Organization Meeting on February 14,

certain additional expenses that would not arise if you

2003, the Board approved the use of a Distribution Plan for

compensation. If a Service Provider provides distribution

invested directly in the underlying funds. By investing

which the Distributor and other Service Providers may receive indirectly in underlying funds through a Fund, you will bear not only your proportionate share of a Fund’s expenses

services, the Trust will pay distribution fees to the Distributor

(including operating costs, investment advisory fees, and

at an annual rate not to exceed 0.25% of average daily net

administrative fees), but also, indirectly, similar expenses and assets, pursuant to Rule 12b-1 of the 1940 Act. The

charges of the underlying funds. In addition, to the extent

Distributor, in turn, will pay the Service Provider out of its these underlying funds trade their portfolios actively, they fees. The Distributor may, at its discretion, retain a portion of will incur higher brokerage commissions, as well as increased such payments to compensate itself for distribution services.

realization of taxable gains.

Although approved, at June 30, 2007, this plan was not

being utilized.

3.

Fees And Other Transactions With Affiliates

Under the terms of an investment advisory contract, the

Certain officers and trustees of the Trust are also officers of

Trust pays Rydex Investments investment advisory fees

Rydex Investments.

calculated at an annual percentage rate of 0.90% of the

The aggregate amount of brokerage commissions (including

average daily net assets of the Amerigo Fund, the Clermont

dealer markups) paid to affiliated broker-dealers in

Fund and the Berolina Fund.

connection with purchase and sale of investment securities

for the period ended June 30, 2007 was $78,782.

20

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THE RYDEX VARIABLE TRUST SEMI-ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

4.

Federal Income Tax Information

The Funds intend to comply with the provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and will distribute substantially all net investment income and capital gains to shareholders. Therefore, no

Federal income tax provision has been recorded.

Income and capital gain distributions are determined in accordance with Federal income tax regulations, which may differ from

U.S. generally accepted accounting principles. These differences are primarily due to differing treatments for derivatives, foreign currency transactions, losses deferred due to wash sales, losses deferred due to post-October losses, and excise tax regulations.

Permanent book and tax basis differences, if any, will result in reclassifications. This includes reclasses due to net operating losses,

non-deductible expenses, the expiration of capital loss carry forward amounts, and the utilization of earnings and profits distributed to the shareholders on redemption of shares as part of the dividends paid deduction for income tax purposes. These reclassifications have no effect on net assets or net asset values per share.

At June 30, 2007, the cost of securities for Federal income tax purposes, the aggregate gross unrealized gain for all securities for which there was an excess of value over tax cost and the aggregate gross unrealized loss for all securities for which there was an excess of tax cost over value were as follows:

Tax

Tax

Net

Fund

Cost

Gain

Loss

Gain

Tax

Unrealized

Unrealized

Unrealized

Amerigo Fund

Clermont Fund

$387,300,102

$54,247,982

70,497,047

8,567,099

$(217,521)

(214,160)

$54,030,461

Berolina Fund

109,028,937

5,226,757

(425,653)

8,352,939

4,801,104

5.

Securities Transactions

During the period ended June 30, 2007 purchases and sales of investment securities, excluding short-term and temporary cash investments, were:

Fund

Fund

Fund

Amerigo

Clermont

Berolina

Purchases

$152,267,443

$

56,322,772

$112,866,544

Sales

$147,451,502

$104,289,960

$

58,296,661

THE RYDEX VARIABLE TRUST SEMI-ANNUAL REPORT

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21

NOTES TO FINANCIAL STATEMENTS (continued)

6.

Share Transactions

The Trust is authorized to distribute an unlimited number of no par value shares. Transactions in shares for the periods presented were:

Shares Purchased

Dividend Reinvestment

Purchased through

Shares Redeemed

Purchased (Redeemed)

Net Shares

Period Ended

Year Ended

June 30,

December 31,

Period Ended

June 30,

December 31,

Year Ended

Period Ended

Year Ended

Period Ended

Year Ended

June 30,

December 31,

June 30,

December 31,

2007†

2006

2007†

2006

2007†

2006

2007†

2006

Amerigo Fund

1,357,076

2,261,660

—

648,478

(1,233,903)

(761,470)

123,173

2,148,668

Clermont Fund

481,647

870,074

—

218,368

(2,056,129)

(1,445,292)

(1,574,482)

(356,850)

Berolina Fund

2,330,825

795,434*

—

5,791*

(256,833)

(18,989)*

2,073,992

782,236*

* Since the commencement of operations: November 10, 2006.

† Unaudited

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

7.

Portfolio Securities Loaned

The Trust may lend its securities to approved brokers to earn additional income. Security lending income shown on the statement of operations is shown net of rebates paid to borrowers and earnings on cash collateral investments shared with the lending agent. Within this arrangement, the Trust acts as the lender, U.S. Bank acts as the agent, and other approved registered broker dealers act as the borrowers. The Trust receives cash collateral, valued at 100% of the value of the securities on loan, which is initially held in a segregated account at U.S. Bank. As agent, U.S. Bank may, for investment purposes, pool the Trust’s collateral in joint accounts with cash collateral from one or more other securities lending customers of U.S. Bank. Under the terms of the

Trust’s securities lending agreement with U.S. Bank, cash collateral may be invested by U.S. Bank in certain high quality, liquid investments. At June 30, 2007, the pooled cash collateral investments consisted of mutual funds (93.12%) and repurchase agreements (6.88%). Collateral is maintained over the life of the loan in an amount not less than the value of loaned securities, as determined at the close of fund business each day; any additional collateral required due to changes in security values is delivered to the Fund the next business day. Although the collateral mitigates risk, the Trust could experience a delay in recovering its securities and a possible loss of income or value if the borrower fails to return the securities. The Trust has the right under the securities lending agreement to recover the securities from the borrower on demand.

The following represents a breakdown of the collateral, its rates, and maturities.

Shares

Market Value

MUTUAL FUND

93.12%

Mount Vernon Securities Lending Trust

1,372,656,479

$   1,372,656,479

TOTAL

$   1,372,656,479

Cost

Market Value

Repurchase Date

REPURCHASE AGREEMENT

6.88%

Rate

5.30%

Goldman Sachs

$101,375,000

$

101,375,000

07/02/07

TOTAL

$

101,375,000

100.000%

GRAND TOTAL

$   1,474,031,479

As of June 30, 2007, the collateral for the repurchase agreements in the joint account was as follows:

Range of Rates

Security Type

Current Par Value

Market Value

Maturity

0.00% - 5.77%

Federal Mortgage Backed Securities

$253,667,698

$  103,402,500

09/15/28 - 04/15/37

$  103,402,500

At June 30, 2007 the following Funds participated in securities lending and received cash collateral:

Fund

Cash Collateral

Value of Securities Loaned

Amerigo Fund

$130,693,942

Clermont Fund

23,485,474

$127,294,218

22,913,623

Berolina Fund

34,101,338

33,105,789

8. New Accounting Pronouncements

On July 13, 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48 “Accounting for

Uncertainty in Income Taxes” (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured,

presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December

15, 2006 and is to be applied to all open tax years as of the effective date. Recent SEC guidance allows implementing FIN 48 in fund net asset value calculations as late as a fund’s last net asset value calculation in the first required financial statement reporting period. Management adopted FIN 48 on June 29, 2007. There was no material impact to the financial statements or disclosures thereto as a result of the adoption of this pronouncement.

On September 15, 2006, the FASB released Statement of Financial Accounting Standard No. 157 (“FAS 157”) Fair Value

Measurement which provided enhanced guidance for using fair value to measure assets and liabilities. The standard requires companies to provide expanded information about the assets and liabilities measured at fair value and the potential effect of these fair valuations on an entity’s financial performance. The standard does not expand the use of fair value in any new circumstances, but provides clarification on acceptable fair valuation methods and applications. Adoption of FAS 157 is required

THE RYDEX VARIABLE TRUST SEMI-ANNUAL REPORT

|

23

NOTES TO FINANCIAL STATEMENTS (Unaudited) (concluded)

for fiscal years beginning after November 15, 2007. The standard is not expected to materially impact the Funds’ financial statements.

9.

Acquisition of Rydex Investments and the Distributor

On June 28, 2007, Rydex NV, Inc. and Security Benefit Corporation (“Security Benefit”) entered into an agreement pursuant to which Rydex Investments, together with several other Rydex entities, will be acquired by Security Benefit, a financial services firm that provides a broad variety of financial programs to investors in the advisor, banking, education, government, institutional, and qualified plan markets (the “Transaction”). Upon completion of the Transaction, Rydex Investments and the Distributor will be wholly-owned subsidiaries of Security Benefit. While the Transaction will have no material impact on the Funds or their shareholders, it will result in a change of control of Rydex Investments, which in turn will cause the termination of the investment advisory agreement between Rydex Investments and the Funds.

As a result, a Special Meeting of Shareholders (the “Meeting”) of the Funds will be scheduled for the purpose of asking shareholders of record on August 6, 2007, to approve a new investment advisory agreement between Rydex Investments and the

Funds under substantially the same terms as the previous investment advisory agreement (the “New Agreement”). If approved by shareholders, the New Agreement will take effect upon the closing of the Transaction, which is currently anticipated to occur in the 4th Quarter of 2007. Shareholders of the Funds will receive additional, and more detailed, information about the Transaction and the approval of the New Agreement, including the date of the Meeting, as that information becomes available.

The Transaction will have no impact on the day-to-day operations of Rydex Investments, the fees payable to Rydex Investments under the New Agreement, or the persons responsible for the management of the Funds. Thus, the Transaction should have no impact on the Funds’ shareholders.

24

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THE RYDEX VARIABLE TRUST SEMI-ANNUAL REPORT

OTHER INFORMATION (Unaudited)

Proxy Voting Information

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to securities held in the

Funds’ portfolios is available, without charge and upon request, by calling 1-800-820-0888. This information is also available from the EDGAR database on the SEC’s website at http://www.sec.gov.

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 1-800-820-0888. This information is also available from the

EDGAR database on the SEC’s website at http://www.sec.gov.

Quarterly Portfolio Schedules Information

The Trust files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form

N-Q; which are available on the SEC’s website at http://www.sec.gov. The Funds’ Forms N-Q may be reviewed and copied at the

SEC’s Public Reference Room in Washington, DC, and that information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Copies of the portfolio holdings are also available to shareholders, without charge and upon request, by calling 1-800-820-0888.

THE RYDEX VARIABLE TRUST SEMI-ANNUAL REPORT

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25

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)

A Board of Trustees oversees all Rydex Investments, in which its members have no stated term of service, and continue to serve after election until resignation. The Statement of Additional Information includes further information about Fund Trustees and

Officers, and can be obtained without charge by calling 1-800-820-0888.

All Trustees and Officers may be reached c/o Rydex Investments, 9601 Blackwell Rd., Suite 500, Rockville, MD 20850.

TRUSTEES AND OFFICERS

Length of Service

Name, Position and

As Trustee

Number of

–––––––––––––––––––––––––

Year of Birth

––––––––––––––––––––––––––––––––

(Year Began)

––––––––––——––––––

Funds Overseen

Carl G. Verboncoeur*

Rydex Series Funds – 2004

140

Trustee, President (1952)

Rydex Variable Trust – 2004

Rydex Dynamic Funds – 2004

Rydex ETF Trust – 2004

Principal Occupations During Past Five Years: Chief Executive Officer and Treasurer of Rydex Specialized Products, LLC (2005 to

present); Chief Executive Officer of Rydex Investments and Rydex Distributors, Inc. (2003 to present); Executive Vice President of

Rydex Investments (2000 to 2003)

Michael P. Byrum*

Rydex Series Funds – 2005

140

Trustee, Vice President

Rydex Variable Trust – 2005

(1970)

Rydex Dynamic Funds – 2005

Rydex ETF Trust – 2005

Principal Occupations During Past Five Years: Secretary of Rydex Specialized Products, LLC (2005 to present); Vice President of

Rydex Series Funds (1997 to present); Vice President of Rydex Variable Trust (1998 to present); Vice President of Rydex Dynamic

Funds (1999 to present); Vice President of Rydex ETF Trust (2002 to present); President and Trustee of Rydex Capital Partners

SPhinX Fund (2003 to 2006); President of Rydex Investments (2004 to present); Chief Operating Officer of Rydex Investments and

Rydex Distributors, Inc. (2003 to 2004)

INDEPENDENT TRUSTEES

Length of Service

Name, Position and

As Trustee

Number of

–––––––––––––––––––––––––

Year of Birth

––––––––––––––––––––––––––––––––

(Year Began)

––––––––––——––––––

Funds Overseen

John O. Demaret

Rydex Series Funds – 1997

132

Trustee, Chairman of the

Rydex Variable Trust – 1998

Board (1940)

Rydex Dynamic Funds – 1999

Rydex ETF Trust – 2003

Principal Occupations During Past Five Years: Retired

Corey A. Colehour

Rydex Series Funds – 1993

132

Trustee (1945)

Rydex Variable Trust – 1998

Rydex Dynamic Funds – 1999

Rydex ETF Trust – 2003

Principal Occupations During Past Five Years: Retired (2006 to present); Owner and President of Schield Management

Company, registered investment adviser (2005 to 2006); Senior Vice President of Marketing and Co-Owner of Schield

Management Company, registered investment adviser (1985 to 2005)

J. Kenneth Dalton

Rydex Series Funds – 1995

132

Trustee (1941)

Rydex Variable Trust – 1998

Rydex Dynamic Funds – 1999

Rydex ETF Trust – 2003

Principal Occupations During Past Five Years: Mortgage Banking Consultant and Investor, The Dalton Group

26

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THE RYDEX VARIABLE TRUST SEMI-ANNUAL REPORT

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited) (concluded)

Length of Service

Name, Position and

As Trustee

Number of

Year of Birth

(Year Began)

Funds Overseen

–––––––––––––––––––––

––––––––––––––––––––––––––––––––

––––––––––——––––––

Werner E. Keller

Rydex Series Funds – 2005

132

Trustee (1940)

Rydex Variable Trust – 2005

Rydex Dynamic Funds – 2005

Rydex ETF Trust – 2005

Principal Occupations During Past Five Years: Retired (2001 to present); Chairman, Centurion Capital Management (1991 to 2001)

Thomas F. Lydon, Jr.

Rydex Series Funds – 2005

132

Trustee (1960)

Rydex Variable Trust – 2005

Rydex Dynamic Funds – 2005

Rydex ETF Trust – 2005

Principal Occupations During Past Five Years: President, Global Trends Investments

Patrick T. McCarville

Rydex Series Funds – 1997

132

Trustee (1942)

Rydex Variable Trust – 1998

Rydex Dynamic Funds – 1999

Rydex ETF Trust – 2003

Principal Occupations During Past Five Years: Founder and Chief Executive Officer, Par Industries, Inc.

Roger Somers

Rydex Series Funds – 1993

132

Trustee (1944)

Rydex Variable Trust – 1998

Rydex Dynamic Funds – 1999

Rydex ETF Trust – 2003

Principal Occupations During Past Five Years: Owner, Arrow Limousine

EXECUTIVE OFFICERS

Name, Position and

Principal Occupations

Year of Birth

––––––––––––––––––––––––––––

–––––––––––––––––––––––––––

During Past Five Years

Nick Bonos*

Chief Financial Officer of Rydex Specialized Products, LLC (2005 to

Vice President and Treasurer (1963)

present); Vice President and Treasurer of Rydex Series Funds,

Rydex Variable Trust, Rydex Dynamic Funds, and Rydex ETF Trust

(2003 to present); Senior Vice President of Rydex Investments

(2003 to present); Vice President and Treasurer of Rydex Capital

Partners SPhinX Fund (2003 to 2006); Vice President of Accounting

of Rydex Investments (2000 to 2003)

Joanna M. Haigney*

Chief Compliance Officer and Chief Compliance Officer of Rydex

Chief Compliance Officer and

Series Funds, Rydex Secretary (1966) Variable Trust, and Rydex

Secretary (1966)

Dynamic Funds (2004 to present); Secretary of Rydex Series Funds,

Rydex Variable Trust, and Rydex Dynamic Funds (2000 to present);

Secretary of Rydex ETF Trust (2002 to present); Vice President of

Compliance of Rydex Investments (2000 to present); Secretary of

Rydex Capital Partners SPhinX Fund (2003 to 2006)

Joseph Arruda*

Assistant Treasurer of Rydex Series Funds, Rydex Variable Trust,

Assistant Treasurer (1966)

Rydex Dynamic Funds, Rydex ETF Trust (2006 to present); Vice

President of Rydex Investments (2004 to present); Director of

Accounting of Rydex Investments (2003 to 2004); Vice President of

Mutual Funds, State Street Bank & Trust (2000 to 2003)

Paula Billos*

Controller of Rydex Series Funds, Rydex Variable Trust, Rydex

Controller (1974)

Dynamic Funds, Rydex ETF Trust (2006 to present); Director of

Fund Administration of Rydex Investments (2001 to present)

this person is affiliated with Rydex Investments.

* Officers of the Fund are deemed to be “interested persons” of the Trust, within the meaning of Section 2(a)(19) of the 1940 Act, inasmuch as

THE RYDEX VARIABLE TRUST SEMI-ANNUAL REPORT

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9601 Blackwell Road, Suite 500

Rockville, MD 20850

www.rydexinvestments.com

800.820.0888

RVACLS-3-0607x1207